SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 10, 2002
                                                          ---------------


                       Stewardship Financial Corporation
             ------------------------------------------------------
             (Exact Name of registrant as specified in its charter)


            New Jersey                      0-21855              22-3351447
--------------------------------         -----------         -------------------
(State or other jurisdiction of          (Commission           (IRS Employer
          incorporation)                 File Number)        Identification No.)


  630 Godwin Avenue, Midland Park,  NJ                                  07432
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code       (201) 444-7100
                                                  ------------------------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS

     During the year ended December 31, 2001, Stewardship Financial Corporation (the "Company") paid $198,000 to Arie Leegwater Associates, a construction company for services rendered in connection with general maintenance of the Company's branch offices and the construction of its Pequannock branch. Arie Leegwater, the managing member of Arie Leegwater Associates, is Chairman if the Board of Directors of the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2002               Stewardship Financial Corporation

                                       /s/:
                                           -------------------------------------
                                            Paul Van Ostenbridge
                                            Chief Executive Officer